EXHIBIT 10.15(d)

Execution Version

FOURTH AMENDMENT TO NOTE PURCHASE AND GUARANTEE AGREEMENT
This Fourth Amendment to Note Purchase and Guarantee Agreement (this “Amendment”), dated as of December 29, 2016, is made by and among CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation (the “Company”), CHICAGO BRIDGE & IRON COMPANY N.V., a corporation incorporated under the laws of The Netherlands (the “Parent Guarantor” and, together with the Company, the “Obligors”), and each of the institutions set forth on the signature pages to this Amendment (collectively, the “Noteholders”).
RECITALS:
A.    The Obligors and each of the Noteholders have heretofore entered into the Note Purchase and Guarantee Agreement dated as of December 27, 2012 (as amended, amended and restated, supplemented or otherwise modified, the “Note Purchase Agreement”), pursuant to which the Company issued (i) U.S. $150,000,000 aggregate principal amount of its 4.15% Senior Notes, Series A, due December 27, 2017, (ii) U.S. $225,000,000 aggregate principal amount of its 4.57% Senior Notes, Series B, due December 27, 2019, (iii) U.S. $275,000,000 aggregate principal amount of its 5.15% Senior Notes, Series C, due December 27, 2022 and (iv) U.S. $150,000,000 aggregate principal amount of its 5.30% Senior Notes, Series D, due December 27, 2024 (collectively, the “Notes”).
B.    The Obligors and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.
C.    Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.
D.    All requirements of law have been fully complied with and all other acts and things necessary to make this Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.
NOW, THEREFORE, the Obligors and the Noteholders, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

SECTION 1.	AMENDMENTS TO NOTE PURCHASE AGREEMENT.
Subject to the terms and conditions set forth herein, the Note Purchase Agreement (exclusive of Schedules thereto) is amended as follows:
(a)    Section 9.11 of the Note Purchase Agreement is hereby amended by:
(i)    amending and restating the second parenthetical in clause (a)(iii) of Section 9.11 to read as follows:
(any such provision and any Restricted Payment Provisions described in clause (e) below, in each case, together with all definitions and interpretive provisions from such Credit Agreement to the extent used in relation thereto, a “Most Favorable Covenant”)
and
(ii)    adding a new clause (e) to follow clause (d), which shall read as follows:
(e) In addition to the foregoing, the Obligors agree that the “Restricted Payments” covenants contained in each of the Credit Agreements are hereby incorporated by reference into this Agreement, mutatis mutandis, as if set forth in full herein, effective as of the Fourth Amendment Effective Date, and such Restricted Payments covenants shall be deemed to constitute Incorporated Covenants for purposes of this Section 9.11. Upon the request of any holder of a Note, the Obligors shall enter into any additional agreement or amendment to this Agreement reasonably requested by such holder to further evidence the foregoing. In addition, the Most Favorable Covenants under this Section 9.11 shall include any covenant (whether constituting a covenant or event of default) of an Obligor contained in any Credit Agreement from and after the Fourth Amendment Effective Date that expressly and directly limits dividends or other restricted payments (collectively, “Restricted Payment Provisions”), and all rights and obligations set forth herein with respect to Most Favorable Covenants shall apply equally thereto. For informational purposes only, the Restricted Payments covenant contained in the Credit Agreements as of the Fourth Amendment

Effective Date is set forth on Exhibit A to the Fourth Amendment to this Agreement.
(b)    Section 10.7 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:
Section 10.7.    Leverage Ratio. The Parent Guarantor shall not permit the ratio (the “Leverage Ratio”) of (i) all Adjusted Indebtedness of the Parent Guarantor and its Subsidiaries as of any date of determination (but excluding Excluded JV Indebtedness) to (ii) EBITDA for the most recently-ended period of four-fiscal quarters for which financial statements were required to be delivered to exceed the lesser of (a) 3.00:1.0 and (b) the level required to be maintained under a similar leverage covenant contained in any Credit Agreement for such applicable fiscal period. For purposes of this Section, if during the period of calculation any Obligor or any Subsidiary shall have acquired or disposed of any Person or acquired or disposed of all or substantially all of the operating assets of any Person, EBITDA for such period shall be calculated after giving pro forma effect thereto as if such transaction occurred on the first day of such period.
The Leverage Ratio shall be calculated as of the last day of each fiscal quarter based upon (A) for Adjusted Indebtedness, Adjusted Indebtedness (but excluding Excluded JV Indebtedness) as of the last day of each such fiscal quarter and (B) for EBITDA, the actual amount for the four quarter period ending on such day, calculated, with respect to acquisitions and disposals, if any, as provided in the preceding paragraph.

SECTION 2.	AMENDMENTS TO DEFINED TERMS.
(a)    Schedule B to the Note Purchase Agreement is hereby amended by amending and restating the following existing definitions to read as follows:
“Consolidated Net Income” means, for any period, the net income (or deficit) of the Parent Guarantor and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, but excluding in any event, without duplication, (i) any extraordinary gain or loss (net of any tax effect), (ii) cash distributions received by the Parent Guarantor or any Subsidiary from any Eligible Joint Venture and (iii) net earnings of any Person (other than a Subsidiary) in which the Parent Guarantor or any Subsidiary has an ownership interest unless such net earnings shall have actually been received by the Parent Guarantor or such Subsidiary in the form of cash distributions.
“Consolidated Net Income Available for Fixed Charges” means, for any period, Consolidated Net Income plus, without duplication, to the extent deducted in determining such Consolidated Net Income, (i) provisions for income taxes, (ii) Consolidated Fixed Charges, (iii) to the extent not already included in Consolidated Net Income, dividends and distributions actually received in cash during such period from Persons that are not Subsidiaries of the Parent Guarantor, (iv) retention bonuses paid to officers, directors and employees of the Parent Guarantor and its Subsidiaries in connection with the Transaction not to exceed $25,000,000, (v) any charges, fees and expenses incurred in connection with the Transaction, the transactions related thereto, and any related issuance of Indebtedness or equity, whether or not successful, (vi) charges, expenses and losses incurred in connection with restructuring and integration activities in connection with the Transaction, including in connection with closures of certain facilities and termination of leases, (vii) non-cash compensation expenses for management or employees to the extent deducted in computing Consolidated Net Income, (viii) expenses incurred in connection with the Shaw Acquisition and relating to termination and severance as to, or relocation of, officers, directors and employees not exceeding $110,000,000, and (ix) equity earnings booked or recognized by the Parent Guarantor or any of its Subsidiaries from Eligible Joint Ventures not to exceed 15% of EBITDA of the Parent Guarantor pursuant to clauses (i) through (ix) of the definition of EBITDA for such period.
“EBITDA” means, for any period, on a consolidated basis for the Parent Guarantor and its Subsidiaries, the sum of the amounts for such period, without duplication, calculated in each case in accordance with GAAP, of (i) EBIT plus (ii) depreciation expense to the extent deducted in computing Consolidated Net Income, plus (iii)

amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Consolidated Net Income, plus (iv) non-cash compensation expenses for management or employees to the extent deducted in computing Consolidated Net Income, plus (v) to the extent not already included in Consolidated Net Income, dividends and distributions actually received in cash during such period from Persons that are not Subsidiaries of the Parent Guarantor, plus (vi) retention bonuses paid to officers, directors and employees of the Parent Guarantor and its Subsidiaries in connection with the Transaction not to exceed $25,000,000, plus (vii) any charges, fees and expenses incurred in connection with the Transaction, the transactions related thereto, and any related issuance of Indebtedness or equity, whether or not successful, plus (viii) charges, expenses and losses incurred in connection with restructuring and integration activities in connection with the Transaction, including in connection with closures of certain facilities and termination of leases, plus (ix) expenses incurred in connection with the Shaw Acquisition and relating to termination and severance as to, or relocation of, officers, directors and employees not exceeding $110,000,000, and plus (x) equity earnings booked or recognized by the Parent Guarantor or any of its Subsidiaries from Eligible Joint Ventures not to exceed 15% of EBITDA of the Parent Guarantor pursuant to clauses (i) through (ix) of this definition for such period.
“Incorporated Covenant” is defined in Section 9.11(b).
“Release Date” is defined in Section 10.7 as in effect prior to the Fourth Amendment Effective Date.
(b)    Schedule B to the Note Purchase Agreement is hereby amended by adding the following new definitions in their proper alphabetical order:
“Eligible Joint Venture” means, at each time of determination, a joint venture of the Parent Guarantor or any of its Subsidiaries that has been designated as such to the holders of the Notes (i) for which annual unaudited financial statements and quarterly unaudited financial statements have been delivered to the holders of the Notes, in each case such financial statements prepared in accordance with GAAP, (ii) of which between a 20% and 50% interest in the profits or capital thereof is owned by the Parent Guarantor or one or more of its Subsidiaries, or the Parent Guarantor and one or more of its Subsidiaries, (iii) for which the Eligible Joint Venture Leverage Ratio of such joint venture is less than 1.00 to 1.00, and (iv) that is validly existing under the laws of its jurisdiction of organization or formation (or equivalent); provided, however, that there may not be more than ten (10) designated Eligible Joint Ventures at any time.
“Eligible Joint Venture Consolidated Net Income” means, for any period, the net income (or deficit) of any joint venture of the Parent Guarantor and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, but excluding in any event (i) any extraordinary gain or loss (net of any tax effect) and (ii) net earnings of any Person (other than a Subsidiary) in which such joint venture or any Subsidiary has an ownership interest unless such net earnings shall have actually been received by such joint venture or such Subsidiary in the form of cash distributions.
“Eligible Joint Venture EBITDA” means, for any period, for any joint venture of the Parent Guarantor or any of its Subsidiaries, an amount equal to Eligible Joint Venture Consolidated Net Income for such period plus, without duplication, (i) the following to the extent deducted in calculating such Eligible Joint Venture Consolidated Net Income: (a) Eligible Joint Venture Interest Charges for such period, (b) the provision for federal, state, local and foreign income taxes payable by such joint venture for such period, (c) depreciation and amortization expense and (d) other non-recurring expenses of such joint venture reducing such Eligible Joint Venture Consolidated Net Income which do not represent a cash item in such period or any future period, and minus, without duplication, (ii) the following to the extent included in calculating such Eligible Joint Venture Consolidated Net Income: (a) federal, state, local and foreign income tax credits of such joint venture for such period and (b) all non-cash items increasing Eligible Joint Venture Consolidated Net Income for such period.

“Eligible Joint Venture Interest Charges” means, for any period, for any joint venture of the Parent Guarantor or any of its Subsidiaries, the sum of (i) all interest, premium payments, debt discount, fees, charges and related expenses of such joint venture in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (ii) the portion of rent expense of such joint venture with respect to such period under capital leases that is treated as interest in accordance with GAAP.
“Eligible Joint Venture Leverage Ratio” means, as of any date of determination, for any joint venture of the Parent Guarantor, the ratio of (i) Indebtedness for such joint venture of the Parent Guarantor or any of its Subsidiaries, on a consolidated basis, to (ii) Eligible Joint Venture EBITDA for the period of the four prior fiscal quarters ending on or most recently ended prior to such date.
“Excluded JV Indebtedness” means, at the time of any determination, Joint Venture Indebtedness, provided that (i) the respective advancing joint venture does not at the time of such determination have any outstanding Indebtedness (other Indebtedness owing to a partner or co-venturer in such joint venture), (ii) neither of the Obligors nor any Subsidiary guarantees any Indebtedness of such joint venture, and (iii) Excluded JV Indebtedness shall not exceed $1,000,000,000 at any one time, provided that Excluded JV Indebtedness may exceed $1,000,000,000 so long as any amount in excess of $1,000,000,000 represents Joint Venture Indebtedness owed to a particular joint venture (meeting the criteria in clauses (i) and (ii) above) and the indebted Company or Subsidiary Guarantor, as applicable, has paid down such outstanding Joint Venture Indebtedness to zero for at least two consecutive Business Days during each period of 60 consecutive days from and after the Fourth Amendment Effective Date.
“Fourth Amendment Effective Date” means December 29, 2016.

“Joint Venture Indebtedness” shall mean unsecured Indebtedness of the Company or any Subsidiary Guarantor owing to a joint venture in which the Company or any Subsidiary Guarantor owns any interest.
(c)    Schedule B to the Note Purchase Agreement is hereby amended by deleting the definitions of “Mozambique Joint Venture,” “Mozambique Joint Venture Consolidated Net Income,” “Mozambique Joint Venture EBITDA,” “Mozambique Joint Venture Interest Charges,” and “Mozambique Joint Venture Leverage Ratio.”

SECTION 3.	REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.
To induce the Noteholders to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), each Obligor represents and warrants to the Noteholders that:
(a)    this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of such Obligor enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;
(b)    the Note Purchase Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation, contract and agreement of such Obligor enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;
(c)    the execution, delivery and performance by such Obligor of this Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, any Credit Agreement, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 3(c);

(d)    as of the date hereof immediately prior to and after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing;
(e)    no amendment or modification of any outstanding Credit Agreement that addresses the subject matter of this Amendment is being entered into by the Obligors on or about the date of this Amendment or is currently contemplated by the Obligors; and
(f)    all of the representations and warranties contained in Section 5 of the Note Purchase Agreement are true and correct in all material respects (in all respects in the case of representations and warranties qualified by materiality, Material Adverse Effect or similar language in the text thereof) with the same force and effect as if made by such Obligor on and as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date or due solely as a result of actions taken by the Obligors in accordance with the covenants set forth in the Note Purchase Agreement.

SECTION 4.	EFFECTIVENESS; CONDITIONS PRECEDENT.
This Amendment and the amendments to the Note Purchase Agreement provided in Sections 1 and 2 hereof shall be effective as of the date first written above upon the satisfaction of the following conditions precedent:
(a)    executed counterparts of this Amendment, duly executed by the Obligors and the holders of not less than 51% of the outstanding principal of the Notes and consented to by the Subsidiary Guarantors shall have been delivered to the Noteholders;
(b)    the representations and warranties of the Obligors set forth in Section 3 hereof are true and correct on and with respect to the date hereof;
(c)    the Obligors shall have paid the fees and expenses of Chapman and Cutler LLP, counsel to the Noteholders in connection with the negotiation, preparation, approval, execution and delivery of this Amendment; and
(d)    each holder (as such term is defined in the Note Purchase Agreement) of a Note shall have received a fee in an amount equal to five basis points (5 bps) on the aggregate outstanding principal amount of each Note held by such holder.

SECTION 5.	MISCELLANEOUS.
(a)    This Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.
(b)    Each Subsidiary Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under its Subsidiary Guarantee, and (iii) agrees that this Amendment and all documents delivered in connection herewith do not operate to reduce or discharge its obligations under the Note Purchase Agreement or its Subsidiary Guarantee.
(c)    Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Note Purchase Agreement without making specific reference to this Amendment but nevertheless all such references shall include this Amendment unless the context otherwise requires.
(d)    The descriptive headings of the various Sections or parts of this Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.
(e)    This Amendment shall be governed by and construed in accordance with New York law.
[Signature pages follow.]

IN WITNESS WHEREOF, the undersigned has duly executed this Amendment as of the date first written above.
CHICAGO BRIDGE & IRON COMPANY N.V., as the Parent Guarantor
By: CHICAGO BRIDGE & IRON COMPANY B.V., as its Managing Director

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Authorized Signatory

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

CHICAGO BRIDGE & IRON COMPANY, a Delaware corporation

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Authorized Signatory

CB&I TYLER COMPANY

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CB&I, LLC

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY, an Illinois corporation

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

A&B BUILDERS, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

ASIA PACIFIC SUPPLY COMPANY

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

CBI AMERICAS LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CSA TRADING COMPANY, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CB&I WOODLANDS L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CBI COMPANY LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CENTRAL TRADING COMPANY, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CONSTRUCTORS INTERNATIONAL, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HBI HOLDINGS, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER INTERNATIONAL, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

HOWE-BAKER ENGINEERS, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER HOLDINGS, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER MANAGEMENT, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER INTERNATIONAL MANAGEMENT L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

MATRIX ENGINEERING, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

MATRIX MANAGEMENT SERVICES, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

OCEANIC CONTRACTORS, INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CBI VENEZOLANA, S.A.

By:	/s/ Rui Orlando Gomes
	Name:	Rui Orlando Gomes
	Title:	Treasurer

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

CBI MONTAJES DE CHILE LIMITADA

By:	/s/ Rui Orlando Gomes
	Name:	Rui Orlando Gomes
	Title:	Director/Legal Representative

CB&I EUROPE B.V.

By:	/s/ Raymond Buckley
	Name:	Raymond Buckley
	Title:	Director

CBI EASTERN ANSTALT

By:	/s/ Raymond Buckley
	Name:	Raymond Buckley
	Title:	Director

CB&I POWER COMPANY B.V. (f/k/a/ CMP HOLDINGS B.V.)

By:	/s/ Raymond Buckley
	Name:	Raymond Buckley
	Title:	Director

CBI CONSTRUCTORS PTY LTD

By:	/s/ Ian Michael Bendesh
	Name:	Ian Michael Bendesh
	Title:	Director

CBI ENGINEERING AND CONSTRUCTION
CONSULTANT (SHANGHAI) CO. LTD.

By:	/s/ Raymond Buckley
	Name:	Raymond Buckley
	Title:	Chairman

CBI (PHILIPPINES), INC.

By:	/s/ Douglas A. Willard
	Name:	Douglas A. Willard
	Title:	President

CBI OVERSEAS, LLC
By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

CB&I CONSTRUCTORS LIMITED

By:	/s/ Kevin J. Forder
	Name:	Kevin J. Forder
	Title:	Director

CB&I HOLDINGS (U.K.) LIMITED

By:	/s/ Kevin J. Forder
	Name:	Kevin J. Forder
	Title:	Director

CB&I UK LIMITED

By:	/s/ Kevin J. Forder
	Name:	Kevin J. Forder
	Title:	Director

CB&I MALTA LIMITED

By:	/s/ Duncan Wigney
	Name:	Duncan Wigney
	Title:	Director

LUTECH RESOURCES LIMITED

By:	/s/ Jonathan Stephenson
	Name:	Jonathan Stephenson
	Title:	Secretary

NETHERLANDS OPERATING COMPANY B.V.

By:	/s/ H.M. Koese
	Name:	H. M. Koese
	Title:	Director

CBI NEDERLAND B.V.

By:	/s/ Ashok Joshi
	Name:	Ashok Joshi
	Title:	Director

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

CHICAGO BRIDGE & IRON (ANTILLES) N.V.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Managing Director

LUMMUS TECHNOLOGY HEAT TRANSFER B.V.

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Director

LEALAND FINANCE COMPANY B.V.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Managing Director

CB&I FINANCE COMPANY LIMITED

By:	/s/ Kevin J. Forder
	Name:	Kevin J. Forder
	Title:	Director

CB&I OIL & GAS EUROPE B.V.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Managing Director

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

CBI COLOMBIANA S.A.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Director

CHICAGO BRIDGE & IRON COMPANY B.V.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Managing Director

LUMMUS INTERNATIONAL CORPORATION

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Vice President – Finance – Treasurer

HUA LU ENGINEERING CO., LTD.

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Director

CB&I TECHNOLOGY VENTURES, INC.
(f/k/a LUMMUS CATALYST COMPANY LTD.)

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Vice President & Treasurer

LUMMUS OVERSEAS CORPORATION

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Vice President & Treasurer

CATALYTIC DISTILLATION TECHNOLOGIES

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Management Committee Member

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

LUMMUS TECHNOLOGY, INC.

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	CFO & Treasurer

CBI SERVICES, LLC

By:	/s/ Joshua A. Decuir
	Name:	Joshua A. Decuir
	Title:	Assistant Secretary

WOODLANDS INTERNATIONAL INSURANCE COMPANY

By:	/s/ Robert Havlick
	Name:	Robert Havlick
	Title:	Director

CB&I HUNGARY HOLDING LIMITED LIABILITY COMPANY

By:	/s/ William G. Lamb
	Name:	William G. Lamb
	Title:	Director

LUMMUS NOVOLEN TECHNOLOGY GMBH

By:	/s/ Godofredo Follmer
	Name:	Godofredo Follmer
	Title:	Managing Director

CB&I LUMMUS GMBH

By:	/s/ Andreas Schwarzhaupt
	Name:	Andreas Schwarzhaupt
	Title:	Managing Director

CB&I S.R.O.

By:	/s/ Jiri Gregor
	Name:	Jiri Gregor
	Title:	Managing Director

CBI PERUANA S.A.C.

By:	/s/ James E. Bishop
	Name:	James E. Bishop
	Title:	General Manager

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

HORTON CBI, LIMITED

By:	/s/ James M. Brewer
	Name:	James M. Brewer
	Title:	Director

CB&I (NIGERIA) LIMITED

By:	/s/ Douglas Arthur Willard
	Name:	Douglas Arthur Willard
	Title:	Director

CB&I SINGAPORE PTE LTD.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Director

CB&I NORTH CAROLINA, INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

SHAW ALLOY PIPING PRODUCTS, LLC

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Manager

CB&I Walker LA, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Manager

CB&I ENVIRONMENTAL & INFRASTRUCTURE, INC.
(f/k/a SHAW ENVIRONMENTAL, INC.)

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

CB&I OVERSEAS (FAR EAST) LTD.

By:	/s/ William G. Lamb
	Name:	William G. Lamb
	Title:	Director

THE SHAW GROUP INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

LUMMUS GASIFICATION TECHNOLOGY LICENSING COMPANY

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Director

CB&I LAURENS, INC.

By:	/s/ William G. Lamb
	Name:	William G. Lamb
	Title:	Vice President – Global Tax

CB&I GOVERNMENT SOLUTIONS, INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

SHAW SSS FABRICATORS, INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CHICAGO BRIDGE & IRON COMPANY (NETHERLANDS)

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

CBI US HOLDING COMPANY, INC

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

CBI HOLDCO TWO, INC

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

CBI COMPANY BV

By:	/s/Ashok Joshi
	Name:	Ashok Joshi
	Title:	Director

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

This Agreement is hereby
accepted and agreed to as
of the date thereof.
AMERICAN HOME ASSURANCE COMPANY
AIG PROPERTY CASUALTY COMPANY (f/k/a Chartis Property Casualty Company)
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
AMERICAN GENERAL LIFE INSURANCE COMPANY (s/b/m with Western National Life Insurance Company)
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
AG LIFE INSURANCE COMPANY

By: AIG Asset Management (U.S.), LLC, as Investment Adviser

By /s/ Frank LaTorraca
Name: Frank LaTorraca
Title: Vice President
We acknowledge that American Home Assurance Company holds $43,000,000.00 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that AIG Property Casualty Company (f/k/a Chartis Property Casualty Company) holds $9,000,000.00 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that American General Life Insurance Company holds $29,500,000.00 of the 5.15% Senior Notes, Series C, due December 27, 2022.
We acknowledge that The United States Life Insurance Company in the City of New York holds $25,000,000.00 of the 5.15% Senior Notes, Series C, due December 27, 2022.
We acknowledge that The Variable Annuity Life Insurance Company holds $28,000,000.00 of the 5.3% Senior Notes, Series D, due December 27, 2024.
We acknowledge that AG Life Insurance Company holds $20,000,000.00 of the 5.3% Senior Notes, Series D, due December 27, 2024.

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

MIDLAND NATIONAL LIFE INSURANCE COMPANY
By: Guggenheim Partners Investment Management, LLC

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney‑in‑Fact
We acknowledge that Midland National Life Insurance Company holds $32,050,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

EQUITRUST LIFE INSURANCE COMPANY
By: Guggenheim Partners Investment Management, LLC as Advisor

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney‑in‑Fact
We acknowledge that EquiTrust Life Insurance Company holds $9,778,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

HORACE MANN LIFE INSURANCE COMPANY
By: Guggenheim Partners Investment Management, LLC, as Advisor

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney‑in‑Fact
We acknowledge that Horace Mann Life Insurance Company holds $11,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE
By: Guggenheim Partners Investment Management, LLC

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney‑in‑Fact
We acknowledge that North American Company for Life and Health Insurance holds $15,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

SECURITY BENEFIT LIFE INSURANCE COMPANY
By: Guggenheim Partners Investment Management, LLC, as Sub‑Advisor

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney‑in‑Fact
We acknowledge that Security Benefit Life Insurance Company holds $14,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

WILTON REASSURANCE COMPANY
By: Guggenheim Partners Investment Management, LLC, as Advisor

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney‑in‑Fact
We acknowledge that Wilton Reassurance Company holds $3,800,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

TEXAS LIFE INSURANCE COMPANY
By: Guggenheim Partners Investment Management, LLC, as Advisor

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney‑in‑Fact
We acknowledge that Texas Life Insurance Company holds $1,500,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
By: Guggenheim Partners Investment Management, LLC, as Advisor

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney‑in‑Fact
We acknowledge that Wilton Reassurance Life Company of New York holds $1,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

UNITED SERVICES AUTOMOBILE ASSOCIATION
CATASTROPHE REINSURANCE COMPANY
USAA CASUALTY INSURANCE COMPANY
USAA GENERAL INDEMNITY COMPANY
GARRISON PROPERTY & CASUALTY INSURANCE COMPANY

By: /s/ James F. Jackson, Jr.
Name: James F. Jackson, Jr.
Title: Executive Director
We acknowledge that United Services Automobile Association holds $10,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that Catastrophe Reinsurance Company holds $6,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that USAA Casualty Insurance Company holds $5,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that USAA General Indemnity Company holds $2,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that Garrison Property & Casualty Insurance Company holds $2,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.

USAA LIFE INSURANCE COMPANY

By: /s/ James F. Jackson, Jr.
Name: James F. Jackson, Jr.
Title: Executive Director
We acknowledge that USAA Life Insurance Company holds $12,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.
We acknowledge that USAA Life Insurance Company holds $45,000,000 of the 5.30% Senior Notes, Series D, due December 27, 2024.

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.
METROPOLITAN LIFE INSURANCE COMPANY

METLIFE INSURANCE COMPANY USA
F/K/A METLIFE INSURANCE COMPANY OF CONNECTICUT
AND AS SUCCESSOR BY MERGER TO
METLIFE INVESTORS USA INSURANCE COMPANY
AND METLIFE INVESTORS INSURANCE COMPANY
by Metropolitan Life Insurance Company, its Investment Manager

FIRST METLIFE INVESTORS INSURANCE COMPANY
by Metropolitan Life Insurance Company, its Investment Manager

GENERAL AMERICAN LIFE INSURANCE COMPANY
by Metropolitan Life Insurance Company, its Investment Manager

By /s/ John A. Wills
Name: John A. Wills
Title: Managing Director
We acknowledge that Metropolitan Life Insurance Company holds $17,000,000.00 of the 4.15% Senior Notes, Series A, due December 27, 2017.
We acknowledge that MetLife Insurance Company USA holds $9,500,000.00 of the 4.15% Senior Notes, Series A, due December 27, 2017.
We acknowledge that General American Life Insurance Company holds $7,000,000.00 of the 4.15% Senior Notes, Series A, due December 27, 2017.
We acknowledge that Metropolitan Life Insurance Company holds $15,000,000.00 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that MetLife Insurance Company USA holds $9,000,000.00 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that General American Life Insurance Company holds $1,500,000.00 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that First MetLife Investors Insurance Company holds $1,500,000.00 of the 4.57% Senior Notes, Series B, due December 27, 2019.

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

METLIFE INSURANCE K.K.
F/K/A METLIFE ALICO LIFE INSURANCE K.K.
by MetLife Investment Management LLC, its Investment Manager

AXIS REINSURANCE COMPANY
by MetLife Investment Advisors, LLC, its Investment Manager

By /s/ C. Scott Inglis
Name: C. Scott Inglis
Title: Managing Director
We acknowledge that MetLife Insurance K.K. holds $14,500,000.00 of the 4.15% Senior Notes, Series A, due December 27, 2017.
We acknowledge that Axis Reinsurance Company holds $7,372,000.00 of the 5.15% Senior Notes, Series C, due December 27, 2022.

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	Northwestern Mutual Investment Management Company, LLC, its investment adviser

By: /s/ David A. Barras
Name: David A. Barras
Title: Managing Director
We acknowledge that The Northwestern Mutual Life Insurance Company holds $30,000,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.
We acknowledge that The Northwestern Mutual Life Insurance Company holds $23,500,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

NORTHWESTERN LONG TERM CARE INSURANCE COMPANY

By: /s/ David A. Barras
Name: David A. Barras
Title: Its Authorized Agent
We acknowledge that Northwestern Long Term Care Insurance Company holds $2,500,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

By: /s/ Thomas Cunningham
Name: Thomas Cunningham
Title: Vice President
We acknowledge that Fidelity & Guaranty Life Insurance Company holds $15,000,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.
We acknowledge that Fidelity & Guaranty Life Insurance Company holds $15,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that Fidelity & Guaranty Life Insurance Company holds $15,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact

By: /s/ Karl Spaeth
Name: Karl Spaeth
Title: Vice President
We acknowledge that The Lincoln National Life Insurance Company holds $35,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that The Lincoln National Life Insurance Company holds $11,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact

By: /s/ Karl Spaeth
Name: Karl Spaeth
Title: Vice President
We acknowledge that Lincoln Life & Annuity Company of New York holds $9,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Barings LLC as its Investment Adviser

By: /s/ Steven J. Katz
Name: Steven J. Katz
Title: Managing Director & Senior Counsel
We acknowledge that Massachusetts Mutual Life Insurance Company holds $7,900,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.
We acknowledge that Massachusetts Mutual Life Insurance Company holds $8,600,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that Massachusetts Mutual Life Insurance Company holds $8,950,0000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

C.M. LIFE INSURANCE COMPANY

By:	Barings LLC as its Investment Adviser

By: /s/ Steven J. Katz
Name: Steven J. Katz
Title: Managing Director & Senior Counsel
We acknowledge that C.M. Life Insurance Company holds $1,100,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.
We acknowledge that C.M. Life Insurance Company holds $1,400,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that C.M. Life Insurance Company holds $1,050,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

UNITED OF OMAHA LIFE INSURANCE COMPANY

By: /s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Senior Vice President
We acknowledge that United of Omaha Life Insurance Company holds $20,000,000 of the 5.30% Senior Notes, Series D, due December 27, 2024.

MUTUAL OF OMAHA INSURANCE COMPANY

By: /s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Senior Vice President
We acknowledge that Mutual of Omaha Insurance Company holds $7,000,000 of the 5.30% Senior Notes, Series D, due December 27, 2024.

COMPANION LIFE INSURANCE COMPANY

By: /s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Senior Vice President
We acknowledge that Companion Life Insurance Company holds $1,000,000 of the 5.30% Senior Notes, Series D, due December 27, 2024.

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

MODERN WOODMEN OF AMERICA

By: /s/ Christopher M. Cramer
Name: Christopher M. Cramer
Title: Manager, Fixed Income
We acknowledge that Modern Woodmen of America holds $10,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.
We acknowledge that Modern Woodmen of America holds $15,000,000 of the 5.30% Senior Notes, Series D, due December 27, 2024.

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

By: /s/ Jeffrey A. Fossell
Name: Jeffrey A. Fossell
Title: Authorized Signatory
We acknowledge that American Equity Investment Life Insurance Company holds $8,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.
We acknowledge that American Equity Investment Life Insurance Company holds $8,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

CMFG LIFE INSURANCE COMPANY
CUMIS INSURANCE SOCIETY, INC.

By:	MEMBERS Capital Advisors, Inc. Acting as Investment Advisor

By: /s/ Jason Micks
Name: Jason Micks
Title: Director, Investments
We acknowledge that CMFG Life Insurance Company holds $5,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.
We acknowledge that CUMIS Insurance Society, Inc. holds $1,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.
We acknowledge that CMFG Life Insurance Company holds $5,000,000 of the 5.30% Senior Notes, Series D, due December 27, 2024.
We acknowledge that CUMIS Insurance Society, Inc. holds $1,000,000 of the 5.30% Senior Notes, Series D, due December 27, 2024.

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof

LIFE INSURANCE COMPANY OF SOUTHWEST

By: /s/ Andrew Ebersole
Name: Andrew Ebersole
Title: Head of Private Placements

We acknowledge that Life Insurance Company of Southwest holds $7,000,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.
We acknowledge that Life Insurance Company of Southwest holds $4,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.
SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA
By: Conning, Inc., as Investment Manager

By: /s/ Samuel Otchere
Name: Samuel Otchere
Title: Director
We acknowledge that Senior Health Insurance Company of Pennsylvania holds $4,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

PRIMERICA LIFE INSURANCE COMPANY
By: Conning, Inc., as Investment Manager

By: /s/ Samuel Otchere
Name: Samuel Otchere
Title: Director
We acknowledge that Primerica Life Insurance Company holds $2,500,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

AMERICAN HEALTH AND LIFE INSURANCE COMPANY
By: Conning, Inc., as Investment Manager

By: /s/ Samuel Otchere
Name: Samuel Otchere
Title: Director
We acknowledge that American Health and Life Insurance Company holds $1,500,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.
NATIONAL BENEFIT LIFE INSURANCE COMPANY
By: Conning, Inc., as Investment Manager

By: /s/ Samuel Otchere
Name: Samuel Otchere
Title: Director
We acknowledge that National Benefit Life Insurance Company holds $1,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

TRITON INSURANCE COMPANY
By: Conning, Inc., as Investment Manager

By: /s/ Samuel Otchere
Name: Samuel Otchere
Title: Director
We acknowledge that Triton Insurance Company holds $1,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

PHOENIX LIFE INSURANCE COMPANY

By: /s/ Nelson Correa
Name: Nelson Correa
Title: Senior Managing Director, Private Placements
We acknowledge that Phoenix Life Insurance Company holds $5,000,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.

PHL VARIABLE INSURANCE COMPANY

By: /s/ Nelson Correa
Name: Nelson Correa
Title: Its Duly Authorized Officer
We acknowledge that PHL Variable Insurance Company holds $5,000,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

FARM BUREAU LIFE INSURANCE COMPANY

By: /s/ Herman L. Riva
Name: Herman L. Riva
Title: Securities Vice President
We acknowledge that Farm Bureau Life Insurance Company holds $8,000,000.00 of the 5.30% Senior Notes, Series D, due December 27, 2024.

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Amendment is hereby
accepted and agreed to as
of the date thereof.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By: /s/ David Divine
Name: David Divine
Title: Senior Portfolio Manager
We acknowledge that Southern Farm Bureau Life Insurance Company holds $6,000,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Agreement is hereby
accepted and agreed to as
of the date thereof.

ASSURITY LIFE INSURANCE COMPANY

By: /s/ Victor Weber
Name: Victor Weber
Title: Senior Director – Investments
We acknowledge that Assurity Life Insurance Company holds $3,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

This Agreement is hereby
accepted and agreed to as
of the date thereof.

PAN‑AMERICAN LIFE INSURANCE COMPANY

By: /s/ Lisa Baudot
Name: Lisa Baudot
Title: Vice President, Securities
We acknowledge that Pan‑American Life Insurance Company holds $3,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

[Signature to Fourth Amendment to 2012 Note Purchase Agreement]

Chicago Bridge & Iron Company (Delaware)
Chicago Bridge & Iron Company N.V.

EXHIBIT A

(Restricted Payments Covenant in Credit Agreements
as in effect on Fourth Amendment Effective Date)

Restricted Payments. The Company shall not, nor shall it permit any Subsidiary to, declare, make or pay any Restricted Payments in excess of $250,000,000 in the aggregate during any period of twelve (12) consecutive months, other than (a) permitted Restricted Payments listed on Schedule 7.17, (b) payments and prepayments of debt permitted by Section 7.01(j), (c) payments and prepayments of the Transaction Facilities, (d) any Subsidiary may declare and pay dividends ratably with respect to its Equity Interests and (e) other Restricted Payments so long as when each such Restricted Payment is made, on a pro forma basis, the Leverage Ratio of the Company and its Subsidiaries for the most recently-ended period of four-fiscal quarters shall be less than 1.50 to 1.00.

Note: Capitalized terms used in this Exhibit have the meanings ascribed to them in the applicable Credit Agreement and, with respect to the Term Facility, references to Schedule 7.17 and Section 7.01(j) above are to Schedule 7.3(s) and Section 7.3(a)(x), respectively.